UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported):	December 7, 2004

MERIDIAN BIOSCIENCE, INC.
(Exact name of Registrant as specified in its Charter)

Ohio	0-14902	31-0888197
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3471 River Hills Drive, Cincinnati, Ohio	45244
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(513) 271-3700

(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

        The Registrant previously reported on Form 8-K the dismissal by its Audit Committee of PricewaterhouseCoopers LLP (“PWC”) and subsequent engagement of Grant Thornton LLP as the principal accountants to audit Meridian’s financial statements. This Amendment to Form 8-K is being filed to file herewith as Exhibit 16.1 a letter dated December 21, 2004 the Registrant received from PWC confirming statements in the Form 8-K relating to PWC’s termination.

Item 9.01    Financial Statements and Exhibits.

         (c)     Exhibits:

         16.1      Letter Dated December 21, 2004 from PricewaterhouseCoopers LLP

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2004	MERIDIAN BIOSCIENCE, INC. BY: /s/ Melissa Lueke —————————————— Melissa Lueke Vice President and Chief Financial Officer (Principal Accounting Officer)